Exhibit 99.1

Energizer Holdings, Inc. 533 Maryville University Dr. St. Louis, MO 63141
FOR IMMEDIATE RELEASE	Company Contact
April 16, 2020	Jacqueline Burwitz Investor Relations 314-985-2169 JacquelineE.Burwitz@energizer.com

Energizer Holdings, Inc. Announces Pricing of Offering of $250 Million Senior Notes

ST. LOUIS, April 16, 2020 -- Energizer Holdings, Inc. (NYSE: ENR) the (“Company”) today announced the pricing, on April 15, 2020, of its add-on offering of $250 million to its existing 6.375% senior notes due 2026 (the “Notes”). The size of the offering reflects an increase of $50 million in aggregate principal amount of the Notes from the previously announced offering size of $200 million. The Notes will be sold to investors at 102.250% of the principal amount thereof, plus accrued interest from January 15, 2020. The Notes will be guaranteed, jointly and severally, on an unsecured basis, by certain of the Company’s domestic restricted subsidiaries.

The Notes being offered will be issued as additional notes under the Indenture dated July 6, 2018 (as supplemented), pursuant to which $500 million in aggregate principal amount of existing 6.375% senior notes due 2026 were previously issued (the “existing notes”). The Notes will be treated as a single class and fungible with the existing notes under the indenture for U.S. federal income tax purposes, except that the Notes sold pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), will initially be subject to restrictions on transfer and will initially trade separately until at least 40 days after the issue date of the Notes.

The Company intends to use all net proceeds from the offering of the Notes to fund repayment of indebtedness outstanding under its revolving credit facility and to pay fees and expenses related to the offering.
The Notes and related guarantees are being offered for sale to qualified institutional buyers in an offering of senior notes exempt from registration pursuant to Rule 144A under the Securities Act, and to non-U.S. persons outside the United States in compliance with Regulation S under the Securities Act. The offering of the Notes is expected to close on or around April 22, 2020, subject to the satisfaction of customary closing conditions.
The Notes and related guarantees have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.
About Energizer Holdings, Inc.

Energizer Holdings, Inc. (NYSE: ENR), headquartered in St. Louis, Missouri, is one of the world’s largest manufacturers and distributors of primary batteries, portable lights, and auto care appearance, performance, refrigerant, and fragrance products. Our portfolio of globally recognized brands include Energizer®, Armor All®, Eveready®, Rayovac®, STP®, Varta®, A/C Pro®, Refresh Your Car! ®, California Scents®, Driven®, Bahama & Co. ®, LEXOL®, Eagle One®, Nu Finish®, Scratch Doctor®, and Tuff Stuff®. As a global branded consumer products company, Energizer’s mission is to lead the charge to deliver value to our customers and consumers better than anyone else. Visit www.energizerholdings.com for more details.

Forward-Looking Statements
This document contains both historical and forward-looking statements. Forward-looking statements are not based on historical facts but instead reflect our expectations, estimates or projections concerning future results or events, including, without limitation, the future sales, gross margins, costs, earnings, cash flows, tax rates and performance of the Company. These statements generally can be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “expectation,” “anticipate,” “may,” “could,” “intend,” “belief,” “estimate,” “plan,” “target,” “predict,” “likely,” “should,” “forecast,” “outlook,” or other similar words or phrases. These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause our actual results to differ materially from those indicated by those statements. We cannot assure you that any of our expectations, estimates or projections will be achieved. The forward-looking statements included in this document are only made as of the date of this document and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances. Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation:

•	market and economic conditions;

•	market trends in the categories in which we compete;

•	the impact of the novel coronavirus (COVID-19) global pandemic;

•
our ability to integrate businesses, to realize the projected results of the acquired businesses, and to obtain expected cost savings, synergies and other anticipated benefits of the acquired businesses within the expected timeframe, or at all;

•	the impact of the acquired businesses on our business operations;

•	the success of new products and the ability to continually develop and market new products;

•	our ability to attract, retain and improve distribution with key customers;

•	our ability to continue planned advertising and other promotional spending;

•
our ability to timely execute strategic initiatives, including restructurings, and international go-to-market changes in a manner that will positively impact our financial condition and results of operations and does not disrupt our business operations;

•	the impact of strategic initiatives, including restructurings, on our relationships with employees, customers and vendors;

•	our ability to maintain and improve market share in the categories in which we operate despite heightened competitive pressure;

•	financial strength of distributors and suppliers;

•	our ability to improve operations and realize cost savings;

•	the impact of the United Kingdom’s future trading relationships following its exit from the European Union;

•	the impact of foreign currency exchange rates and currency controls, as well as offsetting hedges;

•	the impact of adverse or unexpected weather conditions;

•	uncertainty from the expected discontinuance of LIBOR and the transition to any other interest rate benchmark;

•	the impact of raw materials and other commodity costs;

•
the impact of legislative changes or regulatory determinations or changes by federal, state and local, and foreign authorities, including customs and tariff determinations, as well as the impact of potential changes to tax laws, policies and regulations;

•	costs and reputational damage associated with cyber-attacks or information security breaches or other events;

•	the impact of advertising and product liability claims and other litigation; and

•	compliance with debt covenants and maintenance of credit ratings as well as the impact of interest and principal repayment of our existing and any future debt.

In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of any such forward-looking statements. The list of factors above is illustrative, but by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Additional risks and uncertainties include those detailed from time to time in our publicly filed documents, including those described under the heading “Risk Factors” in our Form 10-K filed with the Securities and Exchange Commission on November 19, 2019, as amended in our Current Report on Form 8-K, filed with the SEC on April 15, 2020.